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                              GOLDMAN SACHS TRUST

                       GOLDMAN SACHS FIXED INCOME FUNDS
                            CLASS A, B AND C SHARES
                             INSTITUTIONAL SHARES
                             ADMINISTRATION SHARES
                                SERVICE SHARES

                        SUPPLEMENT DATED MAY 1, 1998 TO
                        PROSPECTUS DATED MARCH 1, 1998

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Under "MANAGEMENT," after the "Distributor and Transfer Agent" subsection, in each Goldman Sachs Fixed Income Fund Prospectus, the following will be included:

  YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly know as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Advisers or other Fund service providers do not adequately address this problem in a timely manner. The Investment Advisers have established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Advisers do not anticipate that the transition to the 21st century will have any material impact on their ability to continue to service the Funds at current levels. In addition, the Investment Advisers have sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Advisers will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Advisers and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Under "DESCRIPTION OF SECURITIES," subsection "Foreign Investments--Foreign Securities" in each Goldman Sachs Fixed Income Fund Prospectus, the following is added after the fourth sentence of the second paragraph:

  The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.
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Under "REPORTS TO SHAREHOLDERS" in the Goldman Sachs Fixed Income Funds Class
A, B and C and Institutional Prospectuses, the following is added after the first sentence:

  To eliminate unnecessary duplication, only one copy of the annual and semi-annual reports may be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of such reports to be mailed to their residence should contact Goldman Sachs at 800-526-7384 (Class A, B and C shareholders) and 800-621-2550 (Institutional shareholders).

Under "HOW TO INVEST," subsection "Offering Price--Class A Shares" in the Goldman Sachs Fixed Income Funds Class A, B and C Prospectus, the first sentence of the second full paragraph is replaced with the following:

  Purchases of $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase is made, excluding any period of time in which the shares were exchanged into and remained invested in an ILA Portfolio (the "CDSC period"), a CDSC of 1.00% may be imposed unless, in certain cases, the investor's Authorized Dealer enters into an agreement with Goldman Sachs to return all or an applicable prorated portion of its commission to Goldman Sachs.

Under "HOW TO INVEST," subsection "Offering Price--Class A Shares" in the Goldman Sachs Fixed Income Funds Class A, B and C Prospectus, subsection
(h)(4) of the third full paragraph is revised as follows:

  (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan;

                                                                      FISTK5/98